Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements (as amended) of Morgan Stanley (the “Company”) of our reports dated February 25, 2014, relating to the consolidated financial statements of the Company, and the effectiveness of the Company’s internal control over financial reporting, appearing in this Annual Report on Form 10-K of Morgan Stanley for the year ended December 31, 2013:

Filed on Form S-3:	Filed on Form S-8:
Registration Statement No. 33-57202	Registration Statement No. 33-63024
Registration Statement No. 33-60734	Registration Statement No. 33-63026
Registration Statement No. 33-89748	Registration Statement No. 33-78038
Registration Statement No. 33-92172	Registration Statement No. 33-79516
Registration Statement No. 333-07947	Registration Statement No. 33-82240
Registration Statement No. 333-27881	Registration Statement No. 33-82242
Registration Statement No. 333-27893	Registration Statement No. 33-82244
Registration Statement No. 333-27919	Registration Statement No. 333-04212
Registration Statement No. 333-46403	Registration Statement No. 333-28141
Registration Statement No. 333-46935	Registration Statement No. 333-28263
Registration Statement No. 333-76111	Registration Statement No. 333-62869
Registration Statement No. 333-75289	Registration Statement No. 333-78081
Registration Statement No. 333-34392	Registration Statement No. 333-95303
Registration Statement No. 333-47576	Registration Statement No. 333-85148
Registration Statement No. 333-83616	Registration Statement No. 333-85150
Registration Statement No. 333-106789	Registration Statement No. 333-108223
Registration Statement No. 333-117752	Registration Statement No. 333-142874
Registration Statement No. 333-129243	Registration Statement No. 333-146954
Registration Statement No. 333-131266	Registration Statement No. 333-159503
Registration Statement No. 333-155622	Registration Statement No. 333-159504
Registration Statement No. 333-156423	Registration Statement No. 333-159505
Registration Statement No. 333-178081	Registration Statement No. 333-168278
Registration Statement No. 333-172634
Filed on Form S-4:	Registration Statement No. 333-177454
Registration Statement No. 333-25003	Registration Statement No. 333-183595
Registration Statement No. 333-188649
Registration Statement No. 333-192448

/s/ Deloitte & Touche LLP

New York, New York
February 25, 2014